UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  March 27, 2015
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CAPSTONE COMPANIES, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 7.01 REGULATION FD DISCLOSURES

On March 12, 2015, Capstone Companies, Inc., a Florida corporation, (“Company”) issued a press release announcing a conference call by Company management to discuss its strategic initiatives and fourth quarter and full year 2014 financials.  The conference call will be held on Friday, March 27, 2015, at 10:30 a.m., EST.  The press release is attached hereto as Exhibit 99.1.

In accordance with General Instructions B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99-1	Text of Capstone Companies, Inc. Press Release, dated March 12, 2015

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date: March 27, 2015

By: /s/ Stewart Wallach
Chief Executive Officer